Subsequent Events	12 Months Ended
Jun. 30, 2021
Subsequent Events [Abstract]
Subsequent events

Note 11 – Subsequent events

On May 31, 2021, the Company adopted a 2021 Share Option Plan (the “Plan”). The Plan is a share-based compensation plan that provides for discretionary grants of share options to key employees, directors and consultants of the Company.

On June 9, 2021, the board of the Company granted issuance of 1,235,074 options to certain officers, directors and employees, under the Plan; provided that 46,755 options granted to the independent director nominees will become effective upon the effectiveness of the Registration Statement when the nominee’s directorship becomes effective. These options will be exercisable at $9.50 per share, of which 25% vest on each anniversary over four years following the closing of the Company’s IPO and is valid for 10 years once vested. The estimated total share-based compensation amounted to $6.73 million which will be amortized over 4 years.

On July 20, 2021, the Company consummated its IPO of 2,300,000 Ordinary Shares at a price of $9.50 per share. The gross proceeds from IPO were approximately $21.85 million with the net proceeds being approximately $19.82 million. As a result of the IPO, the Ordinary Shares now trade on Nasdaq Capital Market under the symbol “RGC”. Additional net proceeds of approximately $2.85 million were received on August 20, 2021 from the issue of the overallotment shares of 325,000 ordinary shares.

On July 20, 2021, 342,105 ordinary shares were issued to Mr. Yat-Gai Au upon the automatic conversion of $3,250,000 principal amount of the convertible note that the Company issued to Mr. Yat-Gai Au at a price of $9.50 per share. The remaining was settled with IPO proceeds in August 2021.